                                                            Exhibit 10.9.6



                               FIRST AMENDMENT TO
                        LOAN AGREEMENT AND LOAN DOCUMENTS

     THIS FIRST AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS ("Amendment") dated as of the 28th of June, 1996, is made and entered into on the terms and conditions hereinafter set forth, by and between FACTORY CARD OUTLET OF AMERICA LTD., an illinois corporation ("Borrower"), and SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Lender").

                                   WITNESSETH:

     WHEREAS, Lender made a term loan to Borrower in the original principal amount of Four Million and No/100ths Dollars ($4,000,000) (the "Loan") on the terms and conditions set forth in that certain Loan Agreement dated as of November 15, 1995, by and between Lender and Borrower (as now or hereafter amended, the "Loan Agreement"); capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement; and

     WHEREAS, the Loan is further evidenced and secured by certain agreements, documents and instruments as more particularly described in the Loan Agreement and defined therein as the "Loan Documents"; and

     WHEREAS, Borrower desires to borrow from Lender and Lender desires to lend to Borrower One Million and No/100ths Dollars ($1,000,000) (the "Additional Loan"), all on the terms and conditions set forth in the Loan Agreement, secured and evidenced by among other things (a) a security interest in certain personal property granted pursuant to that certain Security Agreement dated as of November 15, 1995, by and between Lender and Borrower (the "Security Agreement"); and (b) a Guaranty Agreement dated as of November 15, 1995, by and between FCOA Acquisition Corp. ("Guarantor") and Lender (the "Guaranty").

     WHEREAS, this Amendment shall amend the Loan Documents.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. The first recital to the Loan Agreement is hereby amended to read in its entirety as follows:

          WHEREAS, Borrower has requested that Lender make available to Borrower a term loan in the original principal amount of Four Million and No/l00ths Dollars ($4,000,000.00) (the "Original Loan"), on the terms and conditions hereinafter set forth, and for the purpose(s) hereinafter set forth, and an additional term loan in the original principal amount of One Million and No/100ths Dollars ($1,000,000.00) (the "Additional Loan") (the Original Loan and the Additional Loan are sometimes referred to herein collectively as the "Loan") on the terms and conditions set forth in that certain First Amendment to Loan Agreement and Loan Documents dated as of June 28 1996 (the "Amendment"); and

     2. The second sentence of Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

          The Original Loan shall be evidenced by a promissory note (the "First Note") in the original principal amount of $4,000,000, substantially in the form of Exhibit A attached hereto and incorporated herein by this reference, dated November 15, 1995, executed by Borrower in favor of Lender, and the Additional Loan shall be evidenced by a promissory note (the "Second Note") in the original principal amount of $1,000,000, substantially in the form of Exhibit A attached to the Amendment, executed by Borrower in favor of Lender (the First Note and the Second Note shall be referred to herein collectively as the "Note").

     3. The obligations of Borrower in connection with and/or relating to the Additional Loan are further evidenced and/or secured by the Loan Documents.

     4. Upon satisfaction of the conditions set forth in Section 10 hereof, Lender shall immediately disburse the proceeds of the Additional Loan to Borrower by wire transfer upon instructions therefor given to Lender.

     5. Borrower hereby represents and warrants to Lender that all of the representations made in Section 2.1 of the Loan Agreement are true and correct as of the date hereof, except as modified or supplemented by Schedule 5 attached hereto and incorporated herein by this reference.

     6. Section 7.9 of the Loan Agreement is amended to substitute Lori Braender for Joseph Lunin.

     7. Schedule 3(f) of the Security Agreement is amended to substitute
Schedule 7 attached hereto in place thereof. Borrower hereby represents and warrants to Lender that except as amended by Schedule B attached hereto all representations regarding Borrower's location(s) set forth in Section 3(f) of the Security Agreement are true and correct as of the date hereof.

     8. Borrower shall pay to Lender a processing fee of $20,000 in connection with the Additional Loan at closing.

     9. Borrower shall use the proceeds of the Additional Loan for working capital, repayment of indebtedness to Bank One, Chicago, NA, and closing costs.

     10. The obligation of Lender to fund the Additional Loan on the date hereof is subject to Borrower's satisfaction of each of the following:

     (a) delivery to Lender of the Second Note;

     (b) delivery to Lender of a Stock Purchase Warrant executed by Guarantor, substantially in the form of Exhibit B attached hereto, together with a warrant valuation letter in form and substance acceptable to Lender;

     (c) delivery to Lender of copies of articles of incorporation and other publicly filed organizational documents of Borrower and Guarantor, certified by an authorized officer of Borrower or a public official in the jurisdiction in which Borrower is incorporated;

     (d) delivery to Lender of an opinion of Pitney, Hardin, Kipp & Szuch, as Borrower's and Guarantor's counsel, of even date herewith, in form and substance acceptable to Lender's counsel, Chambliss & Balmer, PLLC;

     (e) delivery to Lender of an amendment to that certain Intercreditor Estoppel Agreement dated November 15, 1995, by and between Bank One, Chicago, NA and Lender (the "Intercreditor Agreement"), executed by Borrower and Bank One, Chicago, NA, reflecting that the Additional Loan shall be deemed part of the Subordinate Loan (as defined in the Intercreditor Agreement) and that Lender shall be entitled to the same rights and benefits under the Intercreditor Agreement for the Additional Loan as for the Loan and otherwise in form and substance acceptable to Lender.

     (f) delivery to Lender of resolutions of Borrower's and Guarantor's Boards of Directors authorizing the Additional Loan, the issuance of the stock purchase warrant in connection therewith and the reservation of the shares to be Issued in connection with such warrant (as applicable); and

     (g) delivery to Lender of SBA forms 480, 652 and 1031 (Parts A and B) completed and executed by Borrower.

     11. The terms "Loan Document" and "Loan Documents" as defined in the Loan Agreement are amended to include this Amendment, the Second Note and any and all other instruments and documents executed by Borrower, now or hereafter, evidencing, securing or in any way related to the indebtedness evidenced by the First Note and/or the Second Note.

     12. Except as modified and amended hereby, the Loan Documents shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

BORROWER:                                    LENDER:

FACTORY CARD OUTLET OF                       SIRROM CAPITAL CORPORATION,
AMERICA LTD., an Illinois corporation        a Tennessee corporation


By:/s/ [illegible]                           By:/s/ [illegible]
   ---------------                              ---------------
Title:  Pres & CEO                           Title:  CFO


ACKNOWLEDGED AND AGREED TO:

     The undersigned Guarantor joins in the execution of this Amendment for purposes of acknowledging and agreeing that guaranty obligations reflected in the Guaranty also cover and include the Additional Loan.

FCOA ACQUISITION CORP., a Delaware
corporation


By:/s/ [illegible]
   ---------------
Title:  Chairman

                                   SCHEDULE 5

                      Modifications of and Supplements to
                         Representations and Warranties

                        SCHEDULE 2.1(a) TO LOAN AGREEMENT
                             Foreign Qualifications

     Borrower and Guarantor are in good standing in all jurisdictions in which they are incorporated or qualified to do business as a foreign corporation.

                       SCHEDULE 2.1(e) TO LOAN AGREEMENT
                                 Capitalization


     1.   Borrower - none.

     2. Guarantor - see attached capitalization table as of March 27, 1996. The amount of common stock shown as outstanding (231,000) on the attached table was also the "outstanding" number as of November 15, 1995 (rather than the 216,000 indicated in Schedule 2.1(a) to the original Loan Agreement).

                                Schedule 2.1(j)


Borrower is not in compliance with all financial covenants required by the Business Loan Agreement (the Agreement) dated November 10, 1995, among Borrower, Guarantor and Bank One, Chicago, N.A. Since February, 1996, the Borrower's Fixed Cost Coverage Ratio has not been within 90% of the projections furnished to Bank One, Chicago, N. A., as required by the Agreement. In addition, at March 30, 1996, the Borrower's Leverage Ratio exceeded the minimum of 4.00 to 1.00 allowed under the Agreement.

The Borrower was granted a waiver of these covenants by Bank One, Chicago, N.A. As provided is the waiver, Bank One, Chicago, N.A. waived the Leverage Ratio for the quarter ended March 30,1996, and released the Borrower from the Fixed Cost Coverage Ratio for the remainder of term of the Agreement. (Refer to the attached waiver.)

                                    Arlington Heights Office    Tel 708 870 2468
                                    311 South Arlington Heights Road
                                    Arlington Heights Illinois 60005 1930



[LOGO]  BANK-ONE(C)



June 27, 1996

Mr. Charles R. Cumello
President and CEO
Factory Card Outlet of America Ltd.
745 Birginal Drive
Bensenville, IL 60106

Re:  Waiver Letter

Dear Charlie:

Please accept this letter as a modification to specific financial covenants contained in the Business Loan Agreement and Rider ( collectively referred to as the "Business Loan Agreement") dated November 10, 1995 as executed by Factory Card Outlet of America Ltd., FCOA Acquisition Corporation ( referred to jointly and severally as "Borrower") and Bank One, Chicago, NA ("Bank") for loans made to Borrower by Bank as described in the Business Loan Agreement.

Item 3 of the Business Loan Agreement specifically addresses the Fixed Cost Coverage Ratio. Effective March 31, 1996 the Bank agrees to waive enforcement of the Fixed Cost Coverage Ratio as an event of default through December 31, 1996.

Item 4 of the Business Loan Agreement specifically addresses the Leverage Ratio. Heretofore, the Leverage Ratio of the Borrower has been limited to 4.00:1.00. Be advised that the Bank hereby agrees to temporarily waive enforcement of the Leverage Ratio for the quarter ending March 31, 1996. Enforcement of the Leverage Ratio at the 4.00:1.00 limit will be reinstated beginning June 30, 1996 and each subsequent calendar quarter, thereafter.

Please be advised that all of the other articles, provisions and covenants contained in the Business Loan Agreement remain in full effect.


Sincerely


/s/ James C. Atkinson
--------------------
James C. Atkinson
Vice President

                       SCHEDULE 2.1(1) TO LOAN AGREEMENT
                                 Debts and Liens


Debt

          1.   Credit Agreements:

               Business Loan Agreement among Borrower, Guarantor and Bank One, Chicago, N.A. ("Bank One") dated November 10, 1995, increasing Borrower's current secured line of credit to $20,000,000.00. Principal amount outstanding as of June 21, 1996 is $12,565,000.00, exclusive of the $1,500,000.00 term loan described below.

               Bank One extended a term loan to Borrower on May 1, 1995 in the principal amount of $1,500,000.00 to purchase computer equipment pursuant to the terms of Borrower's prior line of credit facility.

          2.   Indentures - none.

          3.   Purchase Agreements - none.

          4.   Promissory Notes and other evidences of indebtedness:

               Business Purpose Revolving Promissory Note from Borrower and Guarantor to Bank One dated November 10, 1995 in the principal amount of $15,000,000.00 to evidence a portion of the line of credit described in #1 above.

               Business Purpose Revolving Promissory Note from Borrower and Guarantor to Bank One dated November 10, 1995 in the principal amount of $5,000,000.00 to evidence a portion of the line of credit described in #1 above.

               Promissory Note from Borrower to Bank One dated May 1, 1995 in the principal amount of $1,500,000.00 to evidence the term loan described in #1 above.

               Various installment notes payable in connection with purchases of motor vehicles, due in monthly installments through 1999, with interest rates ranging from 2.9% to 11%. $118,276 outstanding as of June 21, 1996.

               Life insurance policy loans in the amount of $101,165 as of July 1, 1995.

               Secured Promissory Note from Borrower to Sirrom Capital Corporation ("Sirrom") dated November 15, 1995 in the principal amount of $4,000,000 to evidence a term loan.

               Secured Promissory Note from Borrower to Sirrom dated June 28, 1996 in the principal amount of $1,000,000 to evidence a term loan.

          5.   Guaranties:

               Guarantor has guaranteed the obligations of Borrower to Bank One under the term loan described in item #1 above.

               Guarantor has guaranteed the obligations of Borrower to Sirrom under the terms loans described in item #1 above.

          6.   Capital Leases:

               Various equipment capital leases with maturities through 2000. $260,369 outstanding as of June 21, 1996.

          7.   Other - none.


Liens

          1. Non-Titled Personal Property Security Agreement between Borrower and Bank One granting a blanket lien on all of Borrower's assets to secure the $20,000,000.00 line of credit described in #1 above.

          2. Commercial Security Agreement between Borrower and Bank One granting a purchase money security interest in certain computer equipment and software purchased with the proceeds of the term loan described in #1 above.

          3. Security interest granted in certain motor vehicles to secure the installment notes described in #4 above.

          4. Borrower's landlord for Borrower's facility at 2620 Lake Circle Drive, Indianapolis, Indiana, has filed a UCC-l financing statement in connection with inventory, equipment and fixtures located at or used in connection with such facility.

          5. Security Agreement between Borrower and Sirrom, dated November 15, 1995, to secure the promissory notes described in #4 above.

                                   SCHEDULE 7

                      Modifications of and Supplements to
                         Representations and Warranties
                             of Security Agreement

                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   1

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  101 BUFFALO GROVE                    MGR - DOLORES ORACION           (847) 577-3807     4,485 RETAIL SQ. FT. DIST:  44
      PLAZA VERDE CENTER                                           FAX (847) 577-3812      MON-FRI  9:00 -  9:00
      1245 WEST DUNDEE ROAD                                       Open  6/05/85                SAT  9:00 -  6:00
      BUFFALO GROVE                                                                            SUN 10:00 -  5:00
      IL 60089

  102 VILLA PARK                       MGR - JULIE KELLMER             (630) 832-0509     8,403 RETAIL SQ. FT. DIST:  13
      VILLA OAKS CENTER               ASST - ANNE WALLE            FAX (630) 832-9452      MON-FRI  9:00 -  9:00
      138 WEST ROOSEVELT ROAD                SHARON SOLLER        Open  9/26/85                SAT  9:00 -  6:00
      VILLA PARK                             CRYSTAL MCNALLY                                   SUN 10:00 -  6:00
      IL 60181

  103 ROLLING MEADOWS                  MGR - TOM LEN                   (847) 952-8674     4,711 RETAIL SQ. FT. DIST:  44
      MEADOWS TOWN HALL               ASST - CHRISTINE O'DWYER     FAX (847) 952-8691      MON-FRI 10:00 -  9:00
      1400 EAST GULF ROAD                                         Open 10/24/85                SAT 10:00 -  6:00
      ROLLING MEADOWS                                                                          SUN 11:00 -  5:00
      IL 60008

  104 NILES                            MGR - JANELLE ELDRIDGE          (847) 647-1274     9,840 RETAIL SQ. FT. DIST:  44
      VILLAGE CROSSING S/C                                         FAX (847) 647-7900      MON-FRI  9:00 -  9:00
      5653 TOUHY AVENUE                                           Open 11/07/85                SAT  9:00 -  9:00
      NILES                                                                                    SUN  9:00 -  5:00
      IL 60714

  105 BLOOMINGDALE                     MGR - DEBBIE LORGE              (630) 307-3679     9,850 RETAIL SQ. FT. DIST:  11
      BLOOMINGDALE COURT #250         ASST - SUE TURNER            FAX (630) 307-3708      MON-FRI  9:30 -  9:00
      364 WEST ARMY TRAIL ROAD                                    Open 10/01/89                SAT  9:00 -  6:00
      BLOOMINGDALE                                                                             SUN 10:00 -  5:00
      IL 60108

  107 ST. CHARLES                      MGR - PAULA HUMME               (630) 377-7769     4,290 RETAIL SQ. FT. DIST:  13
      PIANO FACTORY 1B                ASST - JOAN DEPAUW           FAX (630) 377-7795      MON-FRI 10:00 -  9:00
      410 S FIRST STREET                                          Open  5/29/86                SAT 10:00 -  6:00
      ST CHARLES                                                                               SUN 11:00 -  5:00
      IL 60174

  108 MT. VERNON                       MGR - DEBBIE MAYFIELD           (618) 242-8771     4,100 RETAIL SQ. FT. DIST:  61
      JENT FACTORY OUTLET                                          FAX (618) 242-8766      MON-FRI  9:00 -  7:00
      257 OUTLET AVENUE                                           Open  6/24/94                SAT  9:00 -  7:00
      MT VERNON, IL 62864                                                                      SUN 11:00 -  5:00
      IL 62864

  109 DARIEN                           MGR - CHRIS EWERT               (708) 985-8377     8,220 RETAIL SQ. FT. DIST:  13
      CHESTNUT COURT CENTER           ASST - MICHELE BROWN         FAX (708) 985-9616      MON-FRI  9:00 -  9:00
      7511 SOUTH LEMONT CENTER               DIANE MISTAKOVICH    Open 10/24/86                SAT  9:00 -  6:00
      DARIEN                                                                                   SUN 11:00 -  6:00
      IL 60559


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   2

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  110 EVANSTON                         MGR - OPEN                      (847) 866-7740     4,128 RETAIL SQ. FT. DIST:  44
      EVANSTON PLAZA                                               FAX (847) 866-7907      MON-FRI  9:00 -  9:00
      1930 WEST DEMPSTER                                          Open  5/21/87                SAT  9:00 -  6:00
      EVANSTON                                                                                 SUN  9:00 -  5:00
      IL 60201

  113 JOLIET                           MGR - GAYLE MUSSER              (815) 436-1224     9,712 RETAIL SQ. FT. DIST:  13
      LOUIS JOLIET POINTE             ASST - COLLEEN PERCY         FAX (815) 439-2264      MON-FRI  9:00 -  9:00
      2856 PLAINFIELD ROAD                                        Open 10/01/89                SAT  9:00 -  9:00
      JOLIET                                                                                   SUN 10:00 -  5:00
      IL 60435

  114 LIBERTYVILLE                     MGR - CHERI LINEHAN             (847) 362-1610     3,340 RETAIL SQ. FT. DIST:  44
      RED TOP PLAZA OUTLET C          ASST - DAN ELQUIST           FAX (847) 362-1613      MON-FRI  9:00 -  9:00
      1366 SOUTH MILWAUKEE AVENUE            SARA BRZEZYSKI       Open 11/01/89                SAT  9:00 -  5:00
      LIBERTYVILLE                                                                             SUN 10:00 -  5:00
      IL 60048

  115 BLOOMINGTON                      MGR - JIM DUE                   (309) 662-4421     5,413 RETAIL SQ. FT. DIST:  61
      2103 NORTH VETERANS PARKWAY     ASST - ABBI MCCLURE          FAX (309) 662-4586      MON-FRI  9:00 -  9:00
      #324                                                        Open 10/01/89                SAT  9:00 -  6:00
      BLOOMINGTON                                                                              SUN 10:00 -  5:00
      IL 61704

  117 BRICKTOWN                        MGR - MICHAEL KEITH             (312) 622-3338     4,980 RETAIL SQ. FT. DIST:  43
      BRICKTOWN SQUARE #108-110       ASST - DONNA VASSAR          FAX (312) 622-1742      MON-FRI 10:00 -  9:00
      6560 WEST FULLERTON AVENUE             KRISSY AICHINGER     Open 11/01/89                SAT  9:00 -  9:00
      CHICAGO                                                                                  SUN 10:00 -  6:00
      IL 60635

  118 ROCKFORD                         MGR - LINDA KOSOWIEC            (815) 226-9111     4,399 RETAIL SQ. FT. DIST:  40
      FOREST PLAZA C3 & 4             ASST - GARY HANSON           FAX (815) 226-9114      MON-FRI  9:00 -  9:00
      6387 EAST STATE STREET                                      Open 10/01/89                SAT  9:00 -  6:00
      ROCKFORD                                                                                 SUN  9:00 -  5:00
      IL 61111

  119 COUNTRYSIDE                      MGR - OPEN                      (708) 354-1558     7,260 RETAIL SQ. FT. DIST:  13
      COUNTRY S/C A2 & 3              ASST - ARLENE BELLINO        FAX (708) 354-3335      MON-FRI  9:00 -  9:00
      102 COUNTRYSIDE                                             Open 11/01/89                SAT  9:00 -  6:00
      COUNTRYSIDE                                                                              SUN 10:00 -  5:00
      IL 60525

  120 ELGIN                            MGR - CONNIE AWE                (847) 931-9600     4,620 RETAIL SQ. FT. DIST:  44
      FOX RIVER PLAZA A5 & 6          ASST - LORI MELLEN           FAX (847) 931-9605      MON-FRI  9:30 -  9:00
      440-D AIRPORT ROAD                                          Open  9/20/90                SAT  9:00 -  6:00
      ELGIN                                                                                    SUN 10:00 -  5:00
      IL 60120


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   3

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  121 CRYSTAL LAKE                     MGR - KRIS OBHMKE               (815) 455-0460     3,869 RETAIL SQ. FT. DIST:  44
      CRYSTAL LAKE COURT S/C          ASST - LISA RICHARDSON       FAX (815) 455-0518      MON-FRI  9:30 -  9:00
      5587 NORTWEST HIGHWAY                                       Open  3/01/90                SAT  9:00 -  6:00
      CRYSTAL LAKE                                                                             SUN 10:00 -  5:00
      IL 60014

  123 NORTH RIVERSIDE                  MGR - CHERYL AGUIRRE            (708) 447-8691     5,490 RETAIL SQ. FT. DIST:  43
      7337 WEST 25TH STREET           ASST - DOROTHY HULL          FAX (708) 447-8726      MON-FRI  9:00 -  9:00
      NORTH RIVERSIDE                        MARCY JONES          Open  7/12/90                SAT  9:00 -  7:00
                                                                                               SUN 10:00 -  6:00
      IL 60546

  124 MORTON GROVE                     MGR - WAYNE CEDERBERG           (847) 967-7441     5,490 RETAIL SQ. FT. DIST:  43
      7154 WEST DEMPSTER              ASST - PAT AMENIRO           FAX (847) 967-9636      MON-FRI  9:00 -  9:00
      MORTON GROVE                                                Open  7/12/90                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  5:00
      IL 60053

  125 SKOKIE                           MGR - VICKY WHITE               (847) 674-3923     2,800 RETAIL SQ. FT. DIST:  44
      FASHION CENTER                  ASST - OPEN                  FAX (847) 674-3942      MON-FRI  9:00 -  9:00
      9448 SKOKIE BOULEVARD                                       Open 10/18/90                SAT  9:00 -  6:00
      SKOKIE                                                                                   SUN 10:00 -  5:00
      IL 60077

  126 CHICAGO RIDGE                    MGR - RACHELLE BARTON           (708) 425-1115     9,017 RETAIL SQ. FT. DIST:  13
      COMMONS OF CHICAGO RIDGE        ASST - KIM PILOT             FAX (708) 425-1313      MON-FRI  9:00 -  9:00
      267 COMMON DRIVE                                            Open 10/25/90                SAT  9:00 -  9:00
      CHICAGO RIDGE                                                                            SUN 10:00 -  5:00
      IL 60415

  128 SCOTTSDALE                       MGR - JUDI SCHUHRKE             (312) 582-7787     4,940 RETAIL SQ. FT. DIST:  43
      SCOTTSDALE CENTER               ASST - VICKY JOHNSON         FAX (312) 582-9341      MON-FRI  9:00 -  9:00
      8059 SOUTH CICERO AVENUE               BARBARA MARKS        Open  6/05/85                SAT  9:00 -  6:00
      CHICAGO                                                                                  SUN 10:00 -  5:00
      IL 60652

  129 MIDWAY SQUARE                    MGR - KATINA MCDONALD           (312) 585-7733     5,320 RETAIL SQ. FT. DIST:  43
      MIDWAY SQUARE CENTER            ASST - MONICA HOLTZ          FAX (312) 585-9791      MON-FRI  9:00 -  9:00
      5125 SOUTH PULASKI ROAD                                     Open  5/01/91                SAT  9:00 -  6:00
      CHICAGO                                                                                  SUN 10:00 -  5:00
      IL 60632

  130 BRIDGEVIEW                       MGR - STEVE KELLEY              (708) 233-0123     4,960 RETAIL SQ. FT. DIST:  43
      BRIDGEVIEW COURT CENTER         ASST - SARAH WELLER          FAX (708) 233-0131      MON-FRI  9:00 -  9:00
      7769 & 7771 SOUTH HARLEM                                    Open 10/25/91                SAT  9:00 -  6:00
      BRIDGEVIEW                                                                               SUN 10:00 -  5:00
      IL 60455


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   4

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  131 MERRILLVILLE                     MGR - BARBARA TRIPLETT          (219) 736-1855     5,220 RETAIL SQ. FT. DIST:  43
      MERRILLVILLE PLAZA              ASST - MARTHA MARTINEZ       FAX (219) 736-1858      MON-FRI  9:00 -  9:00
      1630 EAST 80TH AVENUE                  KAYE CRUMBLEY        Open 11/01/91                SAT  9:00 -  8:00
      MERRILLVILLE                                                                             SUN 10:00 -  5:00
      IN 46410

  132 WHEATON                          MGR - RHONDA ACKERMAN           (708) 665-2230     6,348 RETAIL SQ. FT. DIST:  13
      DANADA SQUARE                   ASST - JAMES TILLMAN         FAX (630) 665-2582      MON-FRI  9:00 -  9:00
      #83 DANADA SQUARE EAST                 TONY BERRY           Open  5/08/92                SAT  9:00 -  9:00
      WHEATON                                                                                  SUN 10:00 -  5:00
      IL 60187

  133 MT. PROSPECT                     MGR - BARNEY GLASS              (847) 506-1153     5,800 RETAIL SQ. FT. DIST:  44
      MT. PROSPECT PLAZA              ASST - SYLVIA BAILEY         FAX (847) 506-1168      MON-FRI  9:00 -  9:00
      1038 MT. PROSPECT PLAZA                                     Open  7/16/92                SAT  9:00 -  9:00
      MT. PROSPECT                                                                             SUN 10:00 -  5:00
      IL 60056

  134 WHITNEY SQUARE                   MGR - TAMI MCFARLANE            (608) 276-9720     8,000 RETAIL SQ. FT. DIST:  40
      WHITNEY SQUARE S/C              ASST - CINDY SCHARA          FAX (608) 276-9730      MON-FRI  9:30 -  9:00
      676 H.S. WHITNEY WAY                                        Open  8/13/92                SAT  9:00 -  9:00
      MADISON                                                                                  SUN 10:30 -  5:00
      WI 53711

  135 MISHAWAKA                        MGR - GAIL COWSERT              (219) 271-2830     7,300 RETAIL SQ. FT. DIST:  47
      INDIAN RIDGE S/C                ASST - AMY BRUGGER           FAX (219) 271-2838      MON-FRI  9:00 -  9:00
      5816 GRAPE ROAD                        PAM MILBOURN         Open 10/29/92                SAT  9:00 -  9:00
      MISHAWAKA                                                                                SUN 10:00 -  5:00
      IN 46545

  136 BROWN DEER                       MGR - DAVID STELZL              (414) 355-3110     7,049 RETAIL SQ. FT. DIST:  40
      MARKETPLACE OF BROWN DEER       ASST - DOROTHY FIELDS        FAX (414) 355-3310      MON-FRI  9:30 -  9:00
      9190 GREEN BAY ROAD                    JENNY SWITALSKI      Open 10/22/92                SAT  9:30 -  9:00
      BROWN DEER                                                                               SUN 11:00 -  6:00
      WI 53209

  137 NAPERVILLE                       MGR - TERI LAWN                 (708) 355-9572     5,320 RETAIL SQ. FT. DIST:  13
      HERITAGE SQUARE #108            ASST - KAREN REED            FAX (708) 355-9583      MON-FRI  9:30 -  9:00
      428 SOUTH ROUTE 59                     DIANA KLEIN          Open 11/05/92                SAT  9:00 -  6:00
      NAPERVILLE                                                                               SUN 10:00 -  6:00
      IL 60540

  138 OAK PARK                         MGR - EVA AYAASH                (708) 386-7770     5,700 RETAIL SQ. FT. DIST:  43
      1035 WEST LAKE STREET           ASST - DAVE STRICKLAND       FAX (708) 386-7790      MON-FRI  9:30 -  9:00
      OAK PARK                                                    Open 11/12/92                SAT  9:30 -  6:00
                                                                                               SUN 11:00 -  5:00
      IL 60301


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   5

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  139 MOLINE                           MGR - KELLY HEALD               (309) 797-2096     8,676 RETAIL SQ. FT. DIST:  51
      4371 16TH STREET                ASST - DEBBIE WERMELING      FAX (309) 797-8295      MON-FRI  9:00 -  9:00
      MOLINE                                                      Open  2/01/93                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      IL 61265

  140 BROOKFIELD                       MGR - DON SMITH                 (414) 821-9640     6,234 RETAIL SQ. FT. DIST:  40
      BROOKFIELD FASHION CENTER       ASST - PATRICIA STARK        FAX (414) 821-9643      MON-FRI  9:30 -  9:00
      16900 J WEST BLUEMOUND RD                                   Open  4/22/93                SAT  9:00 -  6:00
      BROOKFIELD                                                                               SUN 11:00 -  5:00
      WI 53005

  141 WEST ALLIS                       MGR - LYNN WAWRZYNIAKOWSKI      (414) 771-3032     9,763 RETAIL SQ. FT. DIST:  40
      WEST ALLIS TOWN CENTER                                       FAX (414) 771-3206      MON-FRI  9:00 -  9:00
      6718 WEST GREENFIELD                                        Open  6/05/85                SAT  9:00 -  9:00
      WEST ALLIS                                                                               SUN 10:30 -  6:00
      WI 53214

  142 CALUMET CITY                     MGR - MELISSA MUELLER           (708) 868-4920     8,475 RETAIL SQ. FT. DIST:  43
      OAKVIEW SHOPPING CENTER         ASST - CARMEN REYES          FAX (708) 868-5217      MON-FRI  9:00 -  9:00
      1737 EAST WEST ROAD                    DEBBIE SHEAHAN       Open  7/29/93                SAT  9:00 -  9:00
      CALUMET CITY                                                                             SUN 10:00 -  6:00
      IL 60409

  143 ORLAND PARK                      MGR - GINA KELLEY               (708) 403-5228     5,936 RETAIL SQ. FT. DIST:  43
      LAKEVIEW PLAZA                  ASST - YOLANDA VALLE         FAX (708) 403-1026      MON-FRI  9:00 -  9:00
      15778 LAGRANGE ROAD                    STACY RANDOLPH       Open  8/05/93                SAT  9:00 -  9:00
      ORLAND PARK                                                                              SUN 10:00 -  6:00
      IL 60462

  144 ONE SCHAUMBURG PLACE             MGR - PAM GRIFFEY               (847) 995-9511     6,348 RETAIL SQ. FT. DIST:  44
      SPACE T-158                     ASST - OPEN                  FAX (847) 995-9513      MON-FRI 10:00 -  9:00
      601 NORTH MARTINGALE ROAD                                   Open  9/02/93                SAT 10:00 -  9:00
      SCHAUMBURG                                                                               SUN 11:00 -  6:00
      IL 60173

  145 TIMMERMAN                        MGR - DAN SYMONIAK              (414) 466-0567     8,600 RETAIL SQ. FT. DIST:  40
      TIMMERMAN PLAZA                 ASST - JAY VREELAND          FAX (414) 466-0341      MON-FRI  9:00 -  9:00
      10328 WEST SILVER SPRING DR                                 Open  9/30/93                SAT  9:00 -  9:00
      MILWAUKEE                                                                                SUN 10:00 -  6:00
      WI 53225

  146 EVANSVILLE                       MGR - PAUL MELTON               (812) 477-3269     9,873 RETAIL SQ. FT. DIST:  61
      LAWNDALE S/C                    ASST - PATTI PAYTON          FAX (812) 473-8648      MON-FRI  9:00 -  9:00
      862 SOUTH GREEN RIVER ROAD             PAMELA RUSSELBURG    Open  10/28/93               SAT  9:00 -  9:00
      EVANSVILLE                                                                               SUN 10:00 -  6:00
      IN 47715


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   6

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  147 SPEEDWAY                         MGR - DAN MCCAFFERTY            (317) 484-1721    13,325 RETAIL SQ. FT. DIST:  47
      SPEEDWAY SUPER CENTER           ASST - JERRI GARDNER         FAX (317) 484-1375      MON-FRI  9:00 -  9:00
      5926 B CRAWFORDSVILLE ROAD             SHELAINE AVERITT     Open 11/18/93                SAT  9:00 -  9:00
      SPEEDWAY                               DANA RODDA                                        SUN 11:00 -  6:00
      IL 46224

  148 GREENWOOD                        MGR - LISA HERNDON              (317) 888-8101     8,355 RETAIL SQ. FT. DIST:  47
      GREENWOOD SHOPPES               ASST - DEBI RIDENOUR         FAX (317) 888-8272      MON-FRI  9:00 -  9:00
      906 NORTH US 31                        JULIE MASHINO        Open  4/28/94                SAT  9:00 -  9:00
      GREENWOOD                              JAMIE CROW                                        SUN 10:00 -  6:00
      IN 46142

  149 WILLOW LAKE                      MGR - PAM BOURNE                (317) 872-7072     8,830 RETAIL SQ. FT. DIST:  47
      WILLOW LAKE S/C                 ASST - LANETA GAMBY          FAX (317) 872-8419      MON-FRI  9:00 -  9:00
      2620 LAKE CIRCLE DRIVE                 SHARI GROSS          Open 11/18/93                SAT  9:00 -  9:00
      INDIANAPOLIS                                                                             SUN 11:00 -  6:00
      IN 46268

  150 FORT WAYNE                       MGR - STEVE NELSON              (219) 483-4207     7,890 RETAIL SQ. FT. DIST:  47
      COLDWATER CROSSING S/C          ASST - GINA WOOD             FAX (219) 482-4482      MON-FRI  9:00 -  9:00
      5511 COLDWATER ROAD SUITE C            JILL BISHOP          Open 12/02/93                SAT  9:00 -  9:00
      FORT WAYNE                                                                               SUN 10:00 -  6:00
      IN 46825

  151 MARION                           MGR - PAMELA STAFFORD           (319) 377-9522     9,859 RETAIL SQ. FT. DIST:  51
      COLLINS ROAD SQUARE             ASST - CRYSTAL FREITAGER     FAX (319) 377-0803      MON-FRI  9:00 -  9:00
      1370 TWIXT TOWN ROAD                   OPEN                 Open  3/10/94                SAT  9:00 -  9:00
      MARION                                                                                   SUN 10:00 -  6:00
      IA 52302

  152 LAFAYETTE PLACE                  MGR - DEBBIE WOOD               (317) 388-9277     8,500 RETAIL SQ. FT. DIST:  47
      3629 COMMERCIAL DRIVE           ASST - SHIRLEY WOLFE         FAX (317) 388-9294      MON-FRI  9:00 -  9:00
      INDIANAPOLIS                                                Open  4/28/94                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      IN 46222

  153 ROCHESTER                        MGR - OPEN                      (507) 287-0287     9,860 RETAIL SQ. FT. DIST:  51
      T.J. MAXX PLAZA                 ASST - CONNIE PETERS         FAX (507) 287-0306      MON-FRI  9:00 -  9:00
      1300 SALEM ROAD S.W.                   DARCY JENSEN         Open  9/22/94                SAT  9:00 -  9:00
      ROCHESTER                                                                                SUN 10:00 -  6:00
      MN 55902

  154 RACINE                           MGR - KRISTIE GRINDEY           (414) 634-5530    10,048 RETAIL SQ. FT. DIST:  40
      RACINE CENTER                   ASST - JENNY PETRICK         FAX (414) 634-0578      MON-FRI  9:30 -  9:00
      5201 Q WASHINGTON AVENUE               KARYN SCHIESL        Open  9/27/94                SAT  9:30 -  9:00
      RACINE                                                                                   SUN 10:00 -  6:00
      WI 53406


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   7

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  155 HIKES POINT                      MGR - KIMBERLY KANE             (502) 458-4254    11,160 RETAIL SQ. FT. DIST:  47
      HIKES POINT PLAZA                MIT - DAN TORRES            FAX (502) 458-4643      MON-FRI  9:00 -  9:00
      4048 TAYLORSVILLE ROAD                                      Open 10/23/94                SAT  9:00 -  9:00
      LOUISVILLE                                                                               SUN 10:00 -  6:00
      KY 40220

  156 SOUTHPORT                        MGR - PAUL VANDERSEE            (515) 256-9151    10,375 RETAIL SQ. FT. DIST:  51
      SOUTHPORT SHOPPING CENTER       ASST - JANE STEEN            FAX (515) 256-9167      MON-FRI  9:00 - 10:00
      6325 S.E. 14TH STREET                                       Open 10/10/94                SAT  9:00 - 10:00
      DES MOINES                                                                               SUN 10:00 -  8:00
      IA 50320

  157 BAKERS SQUARE                    MGR - KATHY BEUTLER             (402) 334-5408     9,469 RETAIL SQ. FT. DIST:  51
      BAKER SQUARE                    ASST - CONNIE PETERSON       FAX (402) 334-0267      MON-FRI  9:00 -  9:00
      13415 WEST CENTER ROAD                 NICOLE MILLER        Open 11/14/94                SAT  9:00 -  9:00
      OMAHA                                                                                    SUN 10:00 -  6:00
      NE 68144

  158 HARPERS STATION                  MGR - LORI MAYNARD              (513) 489-3544     7,851 RETAIL SQ. FT. DIST:  68
      11309-E MONTGOMERY              ASST - CATHY ELFERS          FAX (513) 489-3709      MON-FRI  9:00 -  9:00
      CINCINNATI                                                  Open 12/07/94                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      OH 45208

  159 ROOKWOOD                         MGR - CHRIS SCHULZE             (513) 531-9242     7,880 RETAIL SQ. FT. DIST:  68
      ROOKWOOD PAVILION, SUITE A-9    ASST - SHELBY GANTENBERG     FAX (513) 531-9246      MON-FRI  9:00 -  9:00
      2692 MADISON ROAD                                           Open 10/30/94                SAT  9:00 -  9:00
      CINCINNATI                                                                               SUN 10:00 -  6:00
      OH 45208

  160 EASTGATE STATION                 MGR - EVAN CORDAY               (513) 943-1000     7,070 RETAIL SQ. FT. DIST:  68
      700 EASTGATE SOUTH DRIVE        ASST - AMY WENTZEL           FAX (513) 943-0898      MON-FRI  9:00 -  9:00
      CINCINNATI                             ADDRIENNE LUDLOW     Open  3/03/95                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      OH 45208

  161 BALLWIN PLAZA                    MGR - KATHY TABER               (314) 227-3558     6,650 RETAIL SQ. FT. DIST:  61
      BALLWIN PLAZA CENTER            ASST - PAM EDMONDS           FAX (314) 527-3061      MON-FRI  9:00 -  9:00
      15425 MANCHESTER ROAD                                       Open  2/15/95                SAT  9:00 -  9:00
      BALLWIN                                                                                  SUN 10:00 -  6:00
      MO 63011

  162 FAIRVIEW HEIGHTS                 MGR - VICKIE BECKER             (618) 397-5210    11,433 RETAIL SQ. FT. DIST:  61
      MARKET PLACE                                                 FAX (618) 397-5245      MON-FRI  9:00 -  9:00
      22 PLAZA DRIVE                                              Open  2/15/95                SAT  9:00 -  9:00
      FAIRVIEW HEIGHTS                                                                         SUN 10:00 -  6:00
      IL 62208


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   8

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  163 LEMAY PLAZA                      MGR - BRUCE POPE                (314) 892-2117    12,370 RETAIL SQ. FT. DIST:  61
      LEMAY PLAZA                                                  FAX (314) 892-3667      MON-FRI  9:00 -  9:00
      2560 LEMAY FERRY ROAD                                       Open 11/25/94                SAT  9:00 -  9:00
      ST LOUIS                                                                                 SUN 10:00 -  6:00
      MO 63125

  164 WASHINGTON SHOPPES               MGR - SHERYL WILLIAMS           (317) 890-1111    11,340 RETAIL SQ. FT. DIST:  47
      10021 EAST WASHINGTON STREET    ASST - PATTI ELLIOT          FAX (317) 897-5338      MON-FRI  9:00 -  9:00
      INDIANAPOLIS                           SHELLY GOODMAN       Open 11/12/94                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      IN 46229

  165 APPLETON                         MGR - BONNIE KILEY              (414) 730-0101     8,470 RETAIL SQ. FT. DIST:  40
      FOX RIVER MALL                  ASST - TAMMY BAUER           FAX (414) 730-8180      MON-FRI  9:00 -  9:00
      4651 MICHAELS DRIVE                    SUE WALTER           Open 11/23/94                SAT  9:00 -  9:00
      APPLETON                                                                                 SUN 10:00 -  6:00
      WI 54915

  166 JANESVILLE                       MGR - CHERYL RADTKEON           (608) 752-2322     7,200 RETAIL SQ. FT. DIST:  40
      2033 HUMES                      ASST - MARY ZIPSE            FAX (608) 752-2689      MON-FRI  9:00 -  9:00
      JANESVILLE                             MARIE VIVOLA         Open  2/15/95                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      WI 53545

  167 CONSUMER SQUARE                  MGR - JENNIFER SMITH            (614) 861-2111    10,355 RETAIL SQ. FT. DIST:  68
      6418 TUSSING ROAD               ASST - BRENDA MECUM          FAX (614) 861-2442      MON-FRI  9:00 -  9:00
      COLUMBUS                                                    Open  5/08/95                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      OH 43068

  168 COLERAIN                         MGR - KIM VANVLIET              (513) 923-9777     8,227 RETAIL SQ. FT. DIST:  68
      COLERAIN TOWNE CENTER           ASST - AMY RICCOBENE         FAX (513) 923-9781      MON-FRI  9:00 -  9:00
      10204 COLERAIN AVENUE                                       Open  7/22/95                SAT  9:00 -  9:00
      CINCINNATI                                                                               SUN 10:00 -  6:00
      OH 45251

  169 EAU CLAIRE                       MGR - RENAE HARKE               (715) 834-9663     8,070 RETAIL SQ. FT. DIST:  40
      CHIPPEWA VALLEY PLAZA           ASST - WENDY BAUER           FAX (715) 834-9970      MON-FRI  9:00 -  9:00
      3900 BLOCK OF GATEWAY DR               LEANN GRINLEY        Open  3/29/95                SAT  9:00 -  9:00
      EAU CLAIRE                                                                               SUN 10:00 -  6:00
      WI 54701

  170 WEST BROAD PLAZA                 MGR - KIM BOWATER               (614) 351-0369     7,240 RETAIL SQ. FT. DIST:  68
      4091 WEST BROAD STREET          ASST - RHOADENA JOHNSON      FAX (614) 351-0394      MON-FRI  9:00 -  9:00
      COLUMBUS                               JULE WILLIAMS        Open  4/17/95                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      OH 43228


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   9

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  171 HANOVER PARK                     MGR - CATHY HULTEN              (708) 736-9450     9,408 RETAIL SQ. FT. DIST:  13
      WESTVIEW PLAZA                  ASST - JOLENE STOCKER        FAX (630) 736-9454      MON-FRI  9:00 -  9:00
      7470 BARRINGTON ROAD                   VIRGINIA BONES       Open  5/08/95                SAT  9:00 -  9:00
      HANOVER PARK                           CHAD WORTHEN                                      SUN 10:00 -  6:00
      IL 60103

  172 90TH & FORT                      MGR - BARB MALONE               (402) 573-5225    11,250 RETAIL SQ. FT. DIST:  51
      PLAZA NORTH CENTER              ASST - CINDY ADDISON         FAX (402) 573-5167      MON-FRI  9:00 -  9:00
      5515 NORTH 90TH ST.                                         Open  8/28/95                SAT  9:00 -  9:00
      OMAHA                                                                                    SUN 10:00 -  6:00
      NE 68134

  173 AKRON EAST                       MGR - DEBBIE SWARZMILLER        (216) 630-8409     8,205 RETAIL SQ. FT. DIST:  68
      CHAPEL HILL SQUARE              ASST - KIM METZ              FAX (216) 630-8411      MON-FRI  9:00 -  9:00
      1912 BUCHHOLZER BOULEVARD                                   Open  5/20/95                SAT  9:00 -  9:00
      AKRON                                                                                    SUN 10:00 -  6:00
      OH 44310

  174 KENOSHA                          MGR - PAM KINDSCHUH             (414) 697-6360     8,380 RETAIL SQ. FT. DIST:  40
      SOUTHPORT PLAZA                 ASST - VIDA ZIMMER           FAX (414) 697-6361      MON-FRI  9:00 -  9:00
      6932 GREEN BAY ROAD                    GILLIAN POPLAWSKI    Open  7/24/95                SAT  9:00 -  9:00
      KENOSHA                                                                                  SUN 10:00 -  6:00
      WI 53142

  175 MENTOR                           MGR - SHANNON BOWSER            (216) 350-9816     8,160 RETAIL SQ. FT. DIST:  68
      CREEKSIDE COMMONS               ASST - ROBIN COMO            FAX (216) 350-9863      MON-FRI  9:00 -  9:00
      9597 MENTOR AVENUE                                          Open 10/05/95                SAT  9:00 -  9:00
      MENTOR                                                                                   SUN 10:00 -  6:00
      OH 44060

  176 DOWNERS PLAZA                    MGR - SANDIE HILL               (630) 663-0428     9,000 RETAIL SQ. FT. DIST:  13
      DOWNERS PLAZA                   ASST - SHERYL HENDERSON      FAX (630) 663-0581      MON-FRI  9:00 -  9:00
      124 OGDEN AVENUE                       CAROL HOZVICKA       Open  9/15/95                SAT  9:00 -  9:00
      DOWNERS GROVE                                                                            SUN 10:00 -  6:00
      IL 60515

  177 NORTH OLMSTEAD                   MGR - CAROL HOZVICKA            (216) 716-1411     8,000 RETAIL SQ. FT. DIST:  68
      WATER TOWER SQUARE S/C          ASST - LAURA ROBINSON        FAX (216) 716-1413      MON-FRI  9:00 -  9:00
      27246 LORAIM ROAD                      KIM VITANZA          Open 12/03/95                SAT  9:00 -  9:00
      NORTH OLMSTEAD                                                                           SUN 10:00 -  6:00
      OH 44070

  178 CLARKSVILLE                      MGR - FALICIA CORNILLE          (812) 280-7664     7,880 RETAIL SQ. FT. DIST:  47
      CLARKSVILLE TOWNE CENTER        ASST - KRISTI KERN           FAX (812) 280-7669      MON-FRI  9:00 -  9:00
      706 EAST S.R. 131                      RHONDA SCHMIDT       Open  9/08/95                SAT  9:00 -  9:00
      CLARKSVILLE                                                                              SUN 10:00 -  6:00
      IN 47129


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   10

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  179 FL0RENCE                         MGR - BRUCE MOYER               (606) 282-7030     8,788 RETAIL SQ. FT. DIST:  68
      FLORENCE SQUARE S/C             ASST - MOLLY WINKLE          FAX (606) 282-6974      MON-FRI  9:00 -  9:00
      7673 MALL ROAD                                              Open  9/16/95                SAT  9:00 -  9:00
      FLORENCE                                                                                 SUN 10:00 -  6:00
      KY 41042

  180 DIXIE HIGHWAY                    MGR - DIANE LEWIS               (502) 447-2070     9,183 RETAIL SQ. FT. DIST:  47
      KMART PLAZA                     ASST - GLENDA BEELER         FAX (502) 447-2069      MON-FRI  9:00 -  9:00
      4921-A DIXIE HIGHWAY                                        Open 10/25/95                SAT  9:00 -  6:00
      LOUISVILLE                                                                               SUN 10:00 -  6:00
      KY 40216

  181 MATTESON                         MGR - VALERIE BAFFIELD          (708) 747-7380     7,776 RETAIL SQ. FT. DIST:  13
      MATTESON TOWN CENTER            ASST - BELETA JACKSON        FAX (708) 747-7247      MON-FRI  9:00 -  9:00
      134 TOWN CENTER ROAD                                        Open 10/25/95                SAT  9:00 -  9:00
      MATTESON                                                                                 SUN 10:00 -  6:00
      IL 60443

  182 OSHKOSH                          MGR - HEATHER BOWMAN            (414) 232-8982     8,280 RETAIL SQ. FT. DIST:  40
      OSHKOSH SHOPPING CENTER         ASST - LYNN KELLER           FAX (414) 232-8984      MON-FRI  9:00 -  9:00
      1941 SOUTH KOELLER STREET              LORI BOUGIE          Open 10/06/95                SAT  9:00 -  9:00
      OSHKOSH                                                                                  SUN 10:00 -  6:00
      WI 54901

  183 CRESTWOOD                        MGR - TODD SIGLER               (314) 909-0552     8,532 RETAIL SQ. FT. DIST:  61
      WATSON PLAZA                    ASST - MARY ELLEN SISK       FAX (314) 909-0564      MON-FRI  9:00 -  9:00
      9815 WATSON ROAD SUITE 114                                  Open 10/07/95                SAT  9:00 -  9:00
      CRESTWOOD                                                                                SUN 10:00 -  6:00
      MO 63126

  184 EAST TOWN S/C                    MGR - CRYSTAL GREEN             (608) 245-1193     8,222 RETAIL SQ. FT. DIST:  40
      EAST TOWNE PLAZA S/C            ASST - RICH NODORFT          FAX (608) 245-1195      MON-FRI  9:00 -  9:00
      2031 ZEIER ROAD                                             Open 10/24/95                SAT  9:00 -  9:00
      MADISON                                                                                  SUN 10:00 -  6:00
      WI 53704

  185 BLOOMINGTON IN                   MGR - BRAD MARTIN               (812) 335-0248     6,804 RETAIL SQ. FT. DIST:  47
      2817 EAST THIRD STREET          ASST - JENNIFER MARSHALL     FAX (812) 335-0253      MON-FRI  9:00 -  9:00
                                             HEATHER ALEXANDER    Open 11/24/95                SAT  9:00 -  9:00
      BLOOMINGTON                                                                              SUN 10:00 -  6:00
      IN 47408

  186 CASTLETON                        MGR - TONY CASE                 (317) 842-2943     7,168 RETAIL SQ. FT. DIST:  47
      LINEN 'N THINGS PLAZA           ASST - BRIAN CUNNINGHAM      FAX (317) 842-3183      MON-FRI  9:00 -  9:00
      8540 CASTLETON CORNER DRIVE            GLORIA MERZ          Open 11/04/95                SAT  9:00 -  9:00
      INDIANAPOLIS                                                                             SUN 10:00 -  6:00
      IN 46250


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   11

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  187 GRAND ISLAND                     MGR - GAYLE NEWMAN              (308) 381-1809     9,796 RETAIL SQ. FT. DIST:  51
      ILE DE GRAND S/C                ASST - CAROL MANCHAME        FAX (308) 381-2377      MON-FRI  9:00 -  9:00
      2235 NORTH WEBB ROAD                   ROXIE STOBBE         Open 11/17/95                SAT  9:00 -  9:00
      GRAND ISLAND                                                                             SUN 10:00 -  6:00
      NE 68803

  188 WEST DES MOINES                  MGR - AARON MCFARLAND           (515) 267-0941     9,424 RETAIL SQ. FT. DIST:  51
      WEST RIDGE S/C                  ASST - DOUG FLETHER          FAX (515) 267-1011      MON-FRI  9:00 -  9:00
      10201 NORTH WEBB ROAD                  JAMES SASSATELLI     Open  1/31/96                SAT  9:00 -  9:00
      CLIVE                                  DAWN GORELICH                                     SUN 10:00 -  6:00
      IA 50325

  189 LINCOLN                          MGR - KAYLEEN KNISLEY           (402) 477-3445     9,840 RETAIL SQ. FT. DIST:  51
      ABE LINCOLN MALL                ASST - DOROTHY MARSHALL      FAX (402) 477-3791      MON-FRI  9:00 -  9:00
      4720 NORTH 27TH STREET                 JULIE KEYS           Open  2/07/96                SAT  9:00 -  9:00
      LINCOLN                                                                                  SUN 10:00 -  6:00
      NE 68521

  190 CHAMPAIGN                        MGR - DINA VOLEMAN              (217) 355-6837     8,406 RETAIL SQ. FT. DIST:  61
      BAYTOWN SQUARE                  ASST - JOELLA WILCOXIN       FAX (217) 355-6895      MON-FRI  9:00 -  9:00
      2019 NORTH PROSPECT                                         Open  2/01/96                SAT  9:00 -  9:00
      CHAMPAIGN                                                                                SUN 10:00 -  6:00
      IL 61821

  191 WATERLOO                         MGR - JODY KIES                 (319) 235-7999     8,350 RETAIL SQ. FT. DIST:  51
      FLAMMANG SQUARE                 ASST - PAT BEINER            FAX (319) 235-7938      MON-FRI  9:00 -  9:00
      1150 FLAMMANG DRIVE                    SHELLY HAMLIN        Open  3/25/96                SAT  9:00 -  9:00
      WATERLOO                                                                                 SUN 10:00 -  6:00
      IA 50702

  192 MANSFIELD                        MGR - LINDA DURDLE              (419) 529-2548     8,400 RETAIL SQ. FT. DIST:  68
      SPRINGFIELD SQUARE SUITE 108    ASST - JANET LONGWELL        FAX (419) 529-2978      MON-FRI  9:00 -  9:00
      556 N. LEXINGTON-SPRINGFIELD           CATHY JOHNSON        Open  2/23/96                SAT  9:00 -  9:00
      MANSFIELD                                                                                SUN  9:00 -  6:00
      OH 44906

  193 CARRIAGE PLACE                   MGR - RANDY LICHTENBERGER       (614) 442-1788     8,705 RETAIL SQ. FT. DIST:  68
      CARRIAGE PLACE S/C              ASST - PAT SHARP             FAX (614) 442-1785      MON-FRI  9:00 - 10:00
      2630 BETHEL                            JERAMI CAMPBELL      Open  2/06/96                SAT  9:00 - 10:00
      COLUMBUS                                                                                 SUN 11:00 -  7:00
      OH 43220

  194 72 & JONES                       MGR - CARLOS O'FERRAL           (402) 392-2885     7,738 RETAIL SQ. FT. DIST:  51
      713 1/2 SOUTH 72ND STREET       ASST - TAMMY RE JACKSON      FAX (402) 392-2961      MON-FRI  9:00 -  9:00
                                                                  Open  4/09/96                SAT  9:00 -  9:00
      OMAHA                                                                                    SUN 10:00 -  6:00
      NE 68114


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   12

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  195 SPRINGFIELD                      MGR - TERI FLOWER               (417) 886-1840     8,163 RETAIL SQ. FT. DIST:  61
      JAMES RIVER TOWNE CENTER        ASST - TRACI KATZFEY         FAX (417) 886-1843      MON-FRI  9:00 -  9:00
      1839 INDEPENDENCE SUITE S              JEFF BAKER           Open  4/13/96                SAT  9:00 -  9:00
      SPRINGFIELD                                                                              SUN 10:00 -  6:00
      MO 65804

  196 UNIVERSITY                       MGR - SHERRY FRANKS             (812) 421-8526           RETAIL SQ. FT. DIST:  61
      UNIVERSITY S/C                  ASST - PAMELA OMER           FAX (812) 421-8532      MON-FRI       -                      ^
      4821 UNIVERSITY DRIVE                                       Open  6/05/96                SAT       -                      |
      EVANSVILLE                                                                               SUN       -                      |
      IN 47712                                                                                                            OPEN  |

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      NOT OPEN  |
                                                                                                                                |
  197 BRADLEY                          MGR - TINA EDDINGTON            (815) 939-9159           RETAIL SQ. FT. DIST:  13        |
      WATER TOWER PLAZA                                            FAX (815) 939-9267      MON-FRI  9:00 -  9:00                v
      1595 NORTH STATE ROUTE 50                                   Open  8/01/96                SAT  9:00 -  9:00
      BRADLEY                                                                                  SUN 10:00 -  6:00
      IL 60915

  198 LAFAYETTE MARKET                 MGR - MARTH WHITE                                        RETAIL SQ. FT. DIST:  47
      LAFAYETTE MARKET PLACE                                                               MON-FRI       -
      3540 STATE ROAD 38E SUITE 301                               Open  8/10/96                SAT       -
      LAFAYETTE                                                                                SUN       -
      IN 47905

  199 HIGHLAND GROVE                   MGR - OPEN                                               RETAIL SQ. FT. DIST:  43
      HIGHLAND GROVE                                                                       MON-FRI       -
      10229 INDIANAPOLIS BOULEVARD                                Open  8/15/96                SAT       -
      HIGHLAND                                                                                 SUN       -
      IN 46320

  200 DEER GROVE                       MGR - OPEN                                               RETAIL SQ. FT. DIST:  44
      DEER GROVE CENTER                                                                    MON-FRI       -
      637 EAST DUNDEE ROAD                                        Open  8/15/96                SAT       -
      PALATINE                                                                                 SUN       -
      IL 60067

  201 WAUSAU                           MGR - OPEN                                               RETAIL SQ. FT. DIST:  40
      MOUNTAIN VIEW SQUARE                                                                 MON-FRI       -
      3712 RIB MOUNTAIN ROAD                                      Open  8/25/96                SAT       -
      WAUSAU                                                                                   SUN       -
      WI 54401

  202 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   13

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  203 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99   NOT
      NEW STORE ADDRESS                                                                    MON-FRI       -                 OPEN
                                                                  Open 10/01/96                SAT       -                  |
      ANYWHERE                                                                                 SUN       -                  |
      IL                                                                                                                    v

  204 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL

  205 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL

  206 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL

  207 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL

  208 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL

  209 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL

  210 NEW STORE                        MGR - OPEN                                               RETAIL SQ. FT. DIST:  99
      NEW STORE ADDRESS                                                                    MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      ANYWHERE                                                                                 SUN       -
      IL


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   14

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  501 WHEATON/BALTIMORE                MGR - LOREN BAILEY              (301) 946-8093     6,512 RETAIL SQ. FT. DIST:  12   OPEN
      WHEATON PARK S/C                ASST - REBECCA MOWELL        FAX (301) 946-9502      MON-FRI 10:00 -  9:00             |
      12021 GEORGIA AVENUE                   ELISABETH RICCI      Open  9/24/92                SAT 10:00 -  8:00             |
      WHEATON                                                                                  SUN 11:00 -  5:00             |
      MD 20902                                                                                                               v

  502 LOCH RAVEN                       MGR - SUSAN BUSSARD             (410) 296-6441     6,379 RETAIL SQ. FT. DIST:   1
      HILLENDALE S/C                  ASST - PATRICIA MORRISON     FAX (410) 296-8743      MON-FRI 10:00 -  9:00
      6829 LOCH RAVEN BLVD                   ALYCIA BURNHAM       Open  9/26/92                SAT 10:00 -  8:00
      BALTIMORE                                                                                SUN 11:00 -  5:00
      MD 21204

  503 COCKEYSVILLE                     MGR - DANA ALSTON               (410) 683-0585     7,450 RETAIL SQ. FT. DIST:   1
      CHURCH LANE CENTER              ASST - NANNETTE MAGGITTI     FAX (410) 683-0482      MON-FRI 10:00 -  9:00
      9952 YORK ROAD                         TRACEY HEDRICK       Open  5/22/93                SAT 10:00 -  8:00
      COCKEYSVILLE                                                                             SUN 11:00 -  5:00
      MD 21030

  504 DUNDALK                          MGR - KEN HUMPHREYS             (410) 282-8501     5,280 RETAIL SQ. FT. DIST:   1
      MERRITT POINT S/C               ASST - LINDA RIPPLE          FAX (410) 282-8502      MON-FRI 10:00 -  9:00
      1581 MERRITT BOULEVARD                 JENNIFER WATTS       Open 10/02/93                SAT  9:00 -  7:00
      DUNDALK                                                                                  SUN 11:00 -  5:00
      MD 21228

  505 CATONSVILLE                      MGR - DAVID JOHNSON             (410) 747-6766     4,970 RETAIL SQ. FT. DIST:   1
      FORTY WEST PLAZA                ASST - MARY ADAMS            FAX (410) 747-7291      MON-FRI  9:00 -  9:00
      6489 BALTIMORE NATIONAL PIKE                                Open 11/05/93                SAT  9:00 -  8:00
      CATONSVILLE                                                                              SUN 11:00 -  5:00
      MD 21228

  506 LIBERTY COURT                    MGR - BENJAMIN SAMPSON          (410) 922-1720     7,850 RETAIL SQ. FT. DIST:   1
      8656 LIBERTY ROAD                                            FAX (410) 922-9281      MON-FRI 10:00 -  9:00
      RANDALLSTOWN                                                Open 10/20/94                SAT  9:00 -  8:00
                                                                                               SUN 12:00 -  5:00
      MD 21133

  507 GLEN BURNIE                      MGR - MELANIE PIGOTT            (410) 863-0627     7,874 RETAIL SQ. FT. DIST:   1
      CHESAPEAKE SQUARE S/C           ASST - KIRSTIN MARTINEZ      FAX (410) 863-0629      MON-FRI 10:00 -  9:00
      6714-A GOVERNOR RITCHIE HWY            BETH NOVAK           Open 11/06/94                SAT  9:00 -  9:00
      GLEN BURNIE                                                                              SUN 11:00 -  5:00
      MD 21061

  508 CHANTILLY                        MGR - ANGELA STEWART            (703) 817-0801     9,125 RETAIL SQ. FT. DIST:   1
      13948 METROTECH DRIVE           ASST - MELANIE LUPIEN        FAX (703) 817-0803      MON-FRI  9:00 -  9:00
      CHANTILLY                              REBECCA CARROLL      Open  3/31/95                SAT  9:00 -  9:00
                                                                                               SUN 10:00 -  6:00
      VA 22021


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   15

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  509 PENN STATION                     MGR - TAJUANA PAYNE             (301) 420-0103    10,335 RETAIL SQ. FT. DIST:  12
      5604 SILVERHILL ROAD             MIT - EVELYN MULLENEX       FAX (301) 420-0103      MON-FRI 10:00 -  9:00
      DISTRICT HEIGHTS                ASST - CAROLYN MURRAY       Open  4/01/95                SAT 10:00 -  9:00
                                             DOUGLAS SHUE                                      SUN 11:00 -  5:00
      MD 20747

  510 WESTGATE CENTER                  MGR - PAULA SANDERS             (703) 368-1742     9,175 RETAIL SQ. FT. DIST:  12
      WESTGATE SHOPPING CENTER        ASST - HUGH KILBY            FAX (703) 368-1738      MON-FRI  9:00 -  9:00
      8099 SUDLEY                            BILL CAPORALETTI     Open  5/20/95                SAT  9:00 -  9:00
      MANASSAS                                                                                 SUN 11:00 -  5:00
      VA 22110

  511 LAUREL                           MGR - SIA MASTAN                (301) 490-7900    10,750 RETAIL SQ. FT. DIST:  12
      LAUREL PLAZA                                                 FAX (301) 490-7961      MON-FRI  9:00 -  9:00
      9622 ROUTE 198                                              Open  6/05/85                SAT  9:00 -  9:00
      LAUREL                                                                                   SUN 10:00 -  6:00
      MD 20707

  512 ALEXANDRIA                       MGR - DEBBIE HUBBARD            (703) 765-9756     7,618 RETAIL SQ. FT. DIST:  12
      MT VERNON PLAZA                 ASST - RENITA JAMES          FAX (703) 765-9759      MON-FRI  9:00 -  9:00
      7684 RICHMOND HIGHWAY                  BOBBY ARTIS          Open  7/27/95                SAT  9:00 -  9:00
      ALEXANDRIA                                                                               SUN 11:00 -  5:00
      VA 22306

  513 WALDORF                          MGR - BECKY NICKOLS             (301) 374-9501     7,716 RETAIL SQ. FT. DIST:  12
      FESTIVAL AT WALDORF             ASST - CHRISTINA STRICK      FAX (301) 374-9017      MON-FRI  9:00 -  9:00
      2910 FESTIVAL WAY                                           Open  7/28/95                SAT  9:00 -  9:00
      WALDORF                                                                                  SUN 11:00 -  6:00
      MD 20601

  514 FREDERICKSBURG                   MGR - CHERYL D'ORIO             (540) 371-5005     9,026 RETAIL SQ. FT. DIST:  12
      GREENBRIAR SHOPPING CENTER      ASST - PATRICIA THOMPSON     FAX (540) 371-4704      MON-FRI  9:00 -  9:00
      2042 PLANK ROAD                                             Open  8/04/95                SAT  9:00 -  9:00
      FREDERICKSBURG                                                                           SUN 11:00 -  5:00
      VA 22401

  515 HANOVER CROSSING                 MGR - RODNEY MERRILL            (717) 632-1557           RETAIL SQ. FT. DIST:   1
      HANOVER CROSSING S/C            ASST - NICOLE LADY           FAX (717) 632-2373      MON-FRI  9:00 -  9:00
      475 EISENHOWER DRIVE                   PAMELA KEENEY        Open  5/10/96                SAT  9:00 -  9:00
      HANOVER                                                                                  SUN 11:00 -  5:00
      PA 17331

  516 FIRST STATE PLAZA                MGR - CAROL GARIS               (302) 993-0282     6,502 RETAIL SQ. FT. DIST:   1
      1716 WEST NEWPORT PIKE          ASST - KIM HENDERSON         FAX (302) 993-0285      MON-FRI  9:00 -  9:00
      NEWCASTLE COUNTY                       DEBBIE CLOUSER       Open  9/30/95                SAT  9:00 -  9:00
      STANTON                                                                                  SUN 11:00 -  5:00
      DE 19804


                                       FACTORY CARD OUTLET                                                         Date: 6/13/96
                                       Store File Listing                                                          Page:   16

                                                            Reg

Store .......................          Managers................   Phone Numbers......

  517 LANDMARK                         MGR - WILDA C-TORRES            (703) 916-1834     8,094 RETAIL SQ. FT. DIST:  12  OPEN
      PLAZA AT LANDMARK               ASST - DOMINIQUE THOMAS      FAX (703) 916-1836      MON-FRI  9:00 -  9:00            |
      6198-C LITTLE RIVER TURNPIKE           JENNIFER SMITH       Open 10/28/95                SAT 10:00 -  9:00            |
      ALEXANDRIA                                                                               SUN 11:00 -  6:00            |
      VA 22312                                                                                                              v

  518 BEL AIR                          MGR - DAN NISSENNBAUM           (410) 838-6830     9,600 RETAIL SQ. FT. DIST:   1
      TOLLGATE MARKETPLACE            ASST - LEWIS LEE             FAX (410) 838-6806      MON-FRI  9:00 -  9:00
      615 BEL AIR ROAD SUITE O                                    Open 12/04/95                SAT  9:00 -  9:00
      BEL AIR                                                                                  SUN 10:00 -  6:00
      MD 21014

  519 MIDLOTHIAN MARKET                MGR - OPEN                                               RETAIL SQ. FT. DIST:  12   NOT
      MIDLOTHIAN MARKET                                                                    MON-FRI       -                OPEN
      217 WADSWORTH DRIVE                                         Open  9/15/96                SAT       -                  |
      RICHMOND                                                                                 SUN       -                  |
      VA 23236                                                                                                              |
                                                                                                                            v
  520 NEW BALTIMORE                    MGR - OPEN                                               RETAIL SQ. FT. DIST:   1
      NEW BALTIMORE MALL                                                                   MON-FRI       -
                                                                  Open 10/01/96                SAT       -
      BALTIMORE                                                                                SUN       -
      MD


                                                    *** END OF REPORT ***

                                   EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, MADE SUBJECT TO A SECURITY INTEREST, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO MAKER THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS.

                            SECURED PROMISSORY NOTE

$1,000,000                                                          June __,1996

     FOR VALUE RECEIVED, the undersigned, FACTORY CARD OUTLET OF AMERICA LTD., an Illinois corporation ("Maker"), promises to pay to the order of SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Payee"; Payee and any subsequent holder[s] hereof are hereinafter referred to collectively as "Holder"), at the office of Payee at First American Trust Company, Custody Department, 800 First American Center, Nashville, Tennessee 37237, Attn: Jeff Eubanks, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of ONE MILLION AND NO/lOOTHS DOLLARS ($1,000,000.00), together with interest on the outstanding principal balance hereof from the date hereof at the rate of twelve and one-half percent (12.5%) per annum (computed on the basis of a 360-day year); provided, however, that Holder may charge and receive interest upon any renewal or extension hereof at the greater of (i) the rate set out above, or (ii) any rate agreed to by the undersigned that is not in excess of the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate") at the time of such renewal or extension.

     Interest only on the outstanding principal balance hereof shall be due and payable monthly, in arrears, with the first installment being payable on the first (1st) day of August, 1996, and subsequent installments being payable on the first (1st) day of each succeeding month thereafter until June , 2001 (the "Maturity Date"), at which time the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

     The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

     Time is of the essence of this Note. It is hereby expressly agreed that in the event that any default be made in the payment of principal or interest as stipulated above, which default is not cured within five (5) business days; or in the event that any default or event of default shall occur under that certain Loan Agreement dated November 15, 1995, between Maker and Payee (as may be amended from time to time, the "Loan Agreement"), which default or event of default is not cured following the giving of any applicable notice and within any applicable cure period set forth in said Loan Agreement; or should any default by Maker be made in the performance or observance of any covenants or conditions contained in any other instrument or document now or hereafter evidencing, or securing or otherwise relating to the indebtedness evidenced hereby (subject to any applicable notice and cure period provisions that may be set forth therein); then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder, under the Loan Agreement and/or under any other instrument or document now or hereafter evidencing, or securing the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any Event of Default (as defined in the Loan Agreement), at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is seven percentage points (7.0%) in excess of the above-specified interest rate, or (il) the Maximum Rate in effect from time to time, regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default.

     In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any indorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all actual reasonable attorney's fees and all court costs.

     Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     The indebtedness and other obligations evidenced by this Note are further evidenced by (i) the Loan Agreement and (ii) certain other instruments and documents, as may be required to protect and preserve the rights of Maker and Payee as more specifically described in the Loan Agreement.

     All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the Maximum Rate. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby. This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Tennessee, except to the extent that federal law may be applicable to the determination of the Maximum Rate. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.



                              MAKER:

                              FACTORY CARD OUTLET OF AMERICA LTD.,
                              an Illinois corporation


                              By:___________________________________
                              Title:________________________________

                                   EXHIBIT B

                             STOCK PURCHASE WARRANT

     This Warrant is issued this ___ day of June, 1996, by FCOA ACQUISITION CORP., a Delaware corporation (the "Company"), to SIRROM CAPITAL CORPORATION, a Tennessee corporation (SIRROM CAPITAL CORPORATION and any subsequent assignee or transferee hereof are hereinafter referred to collectively as "Holder" or "Holders").

                                   AGREEMENT:

     1. Issuance of Warrant; Term. For and in consideration of SIRROM CAPITAL CORPORATION making a loan to Factory Card Outlet of America Ltd., an Illinois corporation and wholly owned subsidiary of the Company ("Subsidiary") in an amount of One Million and no/lOOths Dollars ($1,000,000) pursuant to the terms of a secured promissory note of even date herewith (the "Note") and related loan agreement dated November 15, 1995 (as amended from time to time, the "Loan Agreement"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase 6066 shares of the Company's common stock (the "Common Stock"), which the Company represents equals 0.625% of the capital stock of the Company on the date hereof, calculated on a fully diluted basis after exercise of this Warrant; provided, that the issuance of the Common Stock hereunder is subject to the provisions of Section 3A hereof. The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares." This Warrant shall be exercisable at any time and from time to time from the date hereof until July 31, 2001. For purposes of this Warrant the term "fully diluted basis" shall be determined in accordance with generally accepted accounting principles as of the date hereof.

     2. Exercise Price. The exercise price (the "Exercise Price") per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be One Cent ($.01).

     3. Exercise. This Warrant may be exercised by the Holder hereof (but only on the conditions herein set forth) as to all or any increment or increments of One Hundred (100) Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise to the Company at the following address: 745 Birginal Drive, Bensenville, IL 6010-1212 or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and payment to the Company of the aggregate Exercise Price of the Shares so purchased. The Exercise Price shall be payable, at the option of the Holder, (i) by certified or bank check, (ii) by the surrender of the Note or portion thereof having an outstanding principal balance equal to the aggregate Exercise Price or (iii) by the surrender of a portion of this Warrant having a fair market value equal to the aggregate Exercise Price. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder (subject to Sections 4 and 5 hereof). If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes (exclusive of any taxes based upon the income of Holder) which may be payable in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

     3A. Non Voting Stock. The Common Stock issuable hereunder shall be Non-Voting Common Stock. The Company, may at any time on or before September 30, 1996, amend its Certificate of Incorporation so as to provide for a class of Non-Voting Common Stock which shall have rights, preferences, and limitations which are identical, in every way, to the Common Stock of the Company outstanding on the date hereof, except that such class of Non-Voting Common Stock of the Company outstanding on the date hereof shall not have the right to vote on any matter except where expressly required by law, and the Non-Voting Common Stock shall be converted into and shall become, without the necessity of the exchange of certificates representing such stock, or any other action by the holder thereof, Common Stock of the Company (which shall have voting rights) upon the effectiveness of any registration statement filed under the Securities Act (as hereinafter defined) which registration thereunder includes Common Stock of the Company. At any time after such authorization of Non- Voting Common Stock by the Company, upon exercise of this Warrant, the holders thereof shall receive such Non-Voting Common Stock in lieu thereof and, under such circumstances, the references to "Shares" shall mean such Non-Voting Common Stock. Upon exercise of this Warrant prior to the creation of such Non-Voting Common Stock, the holder shall receive Common Stock of the Company and shall exchange such Common Stock for Non-Voting Common Stock of the Company when such Non-Voting Common Stock of the Company is so authorized and, after such exercise of the Warrant and prior to such exchange, shall be subject to an irrevocable proxy delivered at the time of such exercise authorizing such person or persons designated by the Company to exercise all voting rights with respect to such Common Stock.

     4. Covenants and Conditions. The above provisions are subject to the following:

          (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended ("Securities Act") or any state securities laws

     ("Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act and under any applicable Blue Sky Laws (the Company hereby acknowledges that Bass, Berry & Sims is acceptable counsel). Transfer of the shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

          THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER SUCH SECURITIES ACTS AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

The Holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws; provided that such agreement of the Company to execute documents does not include any undertaking to register the Warrant or the Common Stock issued upon exercise hereof under any such laws.

          (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock and the Non-Voting Common Stock as will be sufficient to permit the exercise in full of this Warrant.

          (c) The Company covenants and agrees that it shall not sell any shares of the Company's capital stock at a price below the lower of (i) the fair market value of such shares determined at the time of the sale thereof, in good faith, by the board of directors of the Company or (ii) 80% of the sale price effective in the sale of shares of the Company's capital stock immediately preceding such sale, appropriately adjusted by the applicable conversion rights thereof so as to compare such immediately preceding sale of a particular security with such sale, or if the securities sold in the preceding sale are not identical to the securities sold in such sale, by appropriately adjusting the price of securities sold in such preceding sale and such sale to any like security into which they may be convertible, or if there is no such like security into which both the preceding sale and such sale are convertible, then, adjusted by any reasonable method determined in good faith by the board of directors of the Company, without the prior written consent of the Holder hereof. In the event that the Company sells shares of the Company's capital stock in violation of this
     Section 4(c), the number of shares issuable upon exercise of this Warrant shall be equal to the product obtained by multiplying the number of shares issuable pursuant to this Warrant prior to such sale by the quotient obtained by dividing (i) the fair market value of the shares issued in violation of this Section 4(c) by (il) the price at which such shares were sold. Notwithstanding anything contained herein to the contrary, the Company may issue employee stock options and issue shares of the Company's capital stock in connection therewith without making any anti-dilution adjustments for the Holder(s) under the anti-dilution provision hereof; provided, however, that after the date hereof, the Company shall not issue employee stock options for shares of the Company's capital stock in an amount greater than ten percent (10%) of the Company's capital stock, on a fully diluted basis, issued and outstanding as of the date of issuance.

     5. Transfer of Warrant. Subject to the provisions of Section 4 hereof, this Warrant may be transferred, in whole or in part, to any person or business entity, by presentation of the Warrant to the Company with written instructions for such transfer; provided, however, that unless an Event of Default (as defined in the Loan Agreement) has occurred and is continuing, Holder shall not transfer this Warrant to any supplier or vendor of the Company or any company engaged in the same business as the Company or FCOA Acquisition Corp. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of Warrants under this Section.

     6. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Company.

     7. Observation Rights. The Holder of this Warrant shall (a) receive notice of and be entitled to attend or may send a representative to attend all meetings of the Company's Board of Directors in a non-voting observation capacity, (b) receive copies of all notices, packages and documents provided to members of the Company's Board of Directors for each board of directors meeting, and (c) receive copies of all actions taken by written consent by the Company's Board of Directors, from the date hereof until such time as the indebtedness evidenced by the Note has been paid in full; provided, however, that if the Company fails to comply with the notice provisions of this Section, such failure by the Company shall not be a breach hereunder and shall not effect any action taken by the Company's Board of Directors if such action had no adverse or disproportionate effect on Holder.

     8. Adjustment Upon Changes in Stock.

          (a) If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event, occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such stock split, stock dividend, recapitalization, combination of shares, or other similar event. If any adjustment under this Section 8(a) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding the fraction upward if it is one-half or more and disregarding if it is less than one-half. Whenever there shall be an adjustment pursuant to this
     Section 8(a), the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

          (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company, or other similar event, occurring after the date hereof, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this Section 8(b) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding the fraction upward if it is one-half or more and disregarding if it is less than one-half. Whenever there shall be an adjustment pursuant to this Section 8(b), the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

     9.   Piggyback Registrations.

          (a) Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to the demand by holders of securities of the Company pursuant to the right to make such demand for the registration of the securities of the Company) and the registration form to be used may be used for the registration of the Common Stock of the Company (a "Piggyback Registration"), the Company shall give prompt written notice to the holders of the Shares of its intention to effect such a registration and, subject to Sections 9(c) and 9(d) below, shall include in such registration all of the Shares with respect to which the Company has received written requests for inclusion therein within 20 days after receipt of the Company's notice.

          (b) The Registration Expenses (as hereafter defined) of the holders of the Shares shall be paid by the Company in all Piggyback Registrations.

          (c) If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion all or a number of the securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the securities requested to be included in such registration by (A) holders of securities, other than the Shares, pursuant to agreements executed by the Company and such holders prior to the execution of this agreement which provide therein for piggyback registration rights and by present and future holders of securities issued pursuant to the Company's 1989 Employee Stock Option Plan ("1989 Plan") that are Directors or Sponsors, as defined therein, to the extent permitted under Section 4(c) hereof without any dilutive effect and
     (B) future holders of the Company's Series C Preferred Stock (up to $13,000,000), pursuant to any agreements executed by the Company and such holders which provide therein for piggyback registration rights, (iii) third, on a pari passu basis, the Shares and securities held by employees who are granted options for such securities under the 1989 Plan or who acquire such securities upon exercise of options under said plan where such options are granted after the date hereof to the extent permitted under
     Section 4(c) hereof without dilutive effect, and (iv) fourth, other securities requested and permitted to be included in such registration.

          (d) Notwithstanding anything contained in this Warrant to the contrary, if any holder of the Shares does not elect to include any Shares in a Piggyback Registration, such holder of the Shares shall not be entitled to include any of the Shares in any registration hereunder for six months after the effective date of such Piggyback Registration.

          (e) Each holder of the Shares agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities
     Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during (i) the seven days prior to and (i) the 90-day period beginning on the effective date of any underwritten Piggyback Registration in which any of the Shares are included (except as part of such underwritten registration) and (ii) the seven days prior to and the 120-day period beginning on the effective date of the first firm underwritten public offering of Common Stock of the Company under the Securities Act (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (f) The Company agrees to indemnify, to the extent permitted by law, each holder of the Shares, its partners, officers and directors and each Person (as hereafter defined) who controls such holder (within the meaning of the Securities Act), with respect to any registration which pursuant to this Agreement includes any of the Shares, against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement there to or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of the Shares.

          (g) In connection with any registration statement in which any of the Shares are pursuant to this Warrant included, each holder of such Shares shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual to each such holder.

          (h) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonably judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (i) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in this Section 9 in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or parties on the one hand or the indemnified party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 9(i) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 9(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (j) The indemnification provided for under this Warrant shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

          (k) No holder of the Shares may participate in any registration pursuant to this Agreement which is underwritten unless such holder (i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the holder or holders entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of the Shares included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

          (l) For the purposes of this Section 9 "Registration Expenses" means all expenses incident to the Company's performance of or compliance with
     Section 9 of this Warrant, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (but excluding discounts and commissions) and other Persons retained by the Company.

          (m) For the purposes of this Section 9 "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     10.  Certain Notices. In case at any time the Company shall propose to:

          (a) declare any cash dividend upon its Common Stock;

          (b) declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

          (c) offer for subscription to the holders of any of its Common Stock any additional shares of stock in any class or other rights;

          (d) reorganize, or reclassify the capital stock of the Company, or consolidate, merge or otherwise combine with, or sell all or substantially all of its assets to, another corporation; or

          (e) voluntarily or involuntarily dissolve, liquidate or wind up the affairs of the Company;

     then, in any one or more of said cases, the Company shall give to the Holder of the Warrant, by certified or registered mail, (i) at least twenty
     (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place; provided, however, that if the Company fails to comply with the notice provisions of this Section, such failure by the Company shall not be a breach hereunder and shall not effect any action taken by the Company's Board of Directors if such action had no adverse or disproportionate effect on Holder. Any notice required by clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) shall specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.


                                    FCOA ACQUISITION CORP., a Delaware
                                    corporation

                                    By:_______________________________

                                    Title:____________________________



                                    SIRROM CAPITAL CORPORATION, a
                                    Tennessee corporation

                                    By:_______________________________

                                    Title:____________________________